UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

BLINK LOGIC INC.

(Exact name of registrant as specified in its charter)

Nevada	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lindaro Street, Suite 350, San Rafael, CA  94901

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (415)-389-1625

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

As previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 4, 2007, Blink Logic Inc. (f/k/a DataJungle Software Inc.) (the “Company”) issued and sold debentures having a total principal amount of $4,070,000 due September 28, 2009 (the “September Debentures”) to Enable Growth Partners LP, Enable Opportunity Partners LP and Pierce Diversified Strategy Master Fund LLC, ena (the “Holders”) in a private placement.

Pursuant to a Letter Agreement, dated December 17, 2008, by and between the Company and the Holders (the “Letter Agreement”), the definition of “Monthly Redemption Amount” in Section 1 in the September Debentures has been revised for each Holder.  In addition, the definition of “Monthly Redemption Date” in Section 1 of the September Debentures has been amended and restated as follows: “Monthly Redemption Date” means January 28, 2009, and the 28th calendar day of each month thereafter, and terminating upon the full redemption of this Debenture.”

As previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on June 18, 2008, Blink Logic Inc. issued and sold debentures having a total principal amount of $444,400 due June 12, 2010 (the “June Debentures”) to Enable Growth Partners LP (the “Holder”) in a private placement.

Pursuant to a Letter Amending Agreement, dated December 17, 2008, by and between the Company and the Holder (the “Letter Amending Agreement”), the definition of “Monthly Redemption Amount” in Section 1 in the June Debentures has been revised for the Holder.  In addition, the definition of “Monthly Redemption Date” in Section 1 of the June Debentures has been amended and restated as follows: “Monthly Redemption Date” means January 12, 2009, and the 12th calendar day of each month thereafter, and terminating upon the full redemption of this Debenture.”

The foregoing description of the Letter Agreement and the Letter Amending Agreement in regards to the September Debentures and the June Debentures does not purport to be complete and is qualified in its entirety by reference to the agreements which are attached as exhibits to this Current Report and is incorporated into this Item by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following document is filed as an exhibit to this report:

10.1	Letter Agreement, dated December 17, 2008, by and among Blink Logic Inc., Enable Growth Partners LP, Enable Opportunity Partners LP and Pierce Diversified Strategy Master Fund LLC, ena.
10.2	Letter Amending Agreement, dated December 17, 2008, by and among Blink Logic Inc. and Enable Growth Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK LOGIC INC.

December 18, 2008	By:	/s/ Larry Bruce
Larry Bruce
Chief Financial Officer

EXHIBIT INDEX

10.1	Letter Agreement, dated December 17, 2008, by and among Blink Logic Inc., Enable Growth Partners LP, Enable Opportunity Partners LP and Pierce Diversified Strategy Master Fund LLC, ena.
10.2	Letter Amending Agreement, dated December 17, 2008, by and among Blink Logic Inc. and Enable Growth Partners LP.